                                                     Filed Pursuant to Rule 497e

                                                            January 5, 2005
                                                                  Supplement

[GRAPHIC OMITTED]

 SUPPLEMENT DATED JANUARY 5, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

         Active Assets California Tax-Free Trust, dated August 30, 2004
        Active Assets Government Securities Trust, dated August 30, 2004
                Active Assets Money Trust, dated August 30, 2004
              Active Assets Tax-Free Trust, dated August 30, 2004

     The disclosure in the Fund's Statement of Additional Information in the
section entitled "VI. Brokerage Allocation and Other Practices, F. Revenue
Sharing," is hereby deleted and replaced with the following section:

F. REVENUE SHARING

     Although no direct revenue sharing payments are made for the sale of the
Funds' shares, Morgan Stanley reports its segment results utilizing an allocation methodology which reflects the economics of each business segment by representing transactions as if conducted between a Morgan Stanley business segment and an external party. Accordingly, for sales of Money Market Funds, an amount equal to a portion of the Fund's advisory fee is reflected, for financial reporting purposes only, as paid by the Investment Adviser to a
Morgan Stanley business segment.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.